Long Term Borrowings	12 Months Ended
Dec. 31, 2013
LONG TERM BORROWINGS [Abstract]
Long Term Borrowings
16.	LONG-TERM BORROWINGS

In December 2013, the Group obtained a borrowing of USD55.0 million (equivalent to RMB335.3 million), which is repayable in December 2015, from Shanghai Commercial & Savings Bank. The borrowing carries an interest rate of 2.75% per annum and was collateralized by a pledge of time deposits with maturity over one year of RMB340 million with an interest rate of 5.45% per annum.

As the long-term borrowing was originated in late December, its fair value as of December 31, 2013 approximated its carrying amount.

Weighted average long-term borrowings were RMB8.3 million in 2013, respectively.